UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       Dec. 15, 2010

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-3034	41-0448030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall Minneapolis, Minnesota	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         612-330-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 15, 2010, the Xcel Energy Inc. board of directors approved the Xcel Energy Inc. Amended and Restated Executive Annual Discretionary Award Plan (the “Amended and Restated Plan”), a discretionary cash bonus plan.  The Amended and Restated Plan amends and restates the 2010 Executive Annual Discretionary Award Plan (the “2010 Plan”) approved by the board of directors on December 16, 2009.  The Amended and Restated Plan extends the term of the 2010 Plan to March 31, 2016.  Otherwise, the terms of the original 2010 Plan remain unchanged and the Amended and Restated Plan is intended to operate in the same manner as the 2010 Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc.
(a Minnesota Corporation)

By	/s/ Cathy J. Hart
Cathy J. Hart
Vice President and Corporate Secretary

Dec. 20, 2010